TIFF Investment Program, Inc. (“TIP”)
Supplement dated January 8, 2008
to the Prospectus dated April 30, 2007

TIFF Multi-Asset Fund

On September 17, 2007, the Board of Directors of TIP (“Board”) approved a new money manager agreement (the “new money manager agreement”) between TIP, on behalf of TIFF Multi-Asset Fund, and KG Redding, LLC (“KG Redding”) in connection with the acquisition of KG Redding’s parent company, Redding Management Inc. (“RMI”), by Brookfield Asset Management (“Brookfield”).  This transaction was completed as of November 16, 2007.

Brookfield’s acquisition of RMI constituted a change of control of KG Redding and an assignment of the existing money manager agreement.  As a result, the existing money manager agreement terminated in accordance with its terms and the provisions of the Investment Company Act of 1940, as amended.  TIP entered into a new money manager agreement so that KG Redding could continue to serve as a money manger to TIFF Multi-Asset Fund.

The terms of the new money manager agreement, including the fee schedule, are identical to the terms of the prior money manager agreement with KG Redding.  In addition, there have been no changes in the management, investment team or executive officers of KG Redding after the consummation of the transaction.  KG Redding now operates under the name Brookfield Redding, LLC.